FGT2 P-1
                         SUPPLEMENT DATED MARCH 12, 2004
                              TO THE PROSPECTUS OF

             FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND
                             DATED DECEMBER 1, 2003

The Franklin International Smaller Companies Growth Fund prospectus is amended as follows:

i) The second and third paragraphs under "Main Investment Strategies" (page 15) are replaced with the following:

For this Fund, smaller international companies are companies with market capitalizations (the total market value of a company's outstanding stock) between $100 million and $2 billion or the equivalent in local currencies, at the time of purchase. The Fund considers international companies to be those organized under the laws of a country outside of North America or having a principal office in a country outside of North America, or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter outside of North America. The Fund may currently invest up to 10% of its net assets in emerging market countries.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. The Fund invests primarily in securities listed or traded on recognized international markets in developed countries included in the Standard & Poor's (S&P)/Citigroup Cap-Range <US $2 billion EPAC Index. No single issuer will account for more than 5% of the total portfolio at the time of purchase.

ii) The second paragraph under "Portfolio Selection" (page 16) is replaced with the following:

The sub-advisor does not select investments for the Fund that are merely representative of the small cap asset class, but instead aims to produce a portfolio of securities of exceptionally dynamic companies operating in sectors that offer attractive growth potential. The sub-advisor has a team of research analysts fully dedicated to the identification of smaller companies that have, in their opinion, the potential to provide above average performance. While the sub-advisor seeks to outperform the S&P/Citigroup Cap-Range <US $2 billion EPAC Index, positions may be taken by the Fund that are not represented in that index.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.